UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005

Duraswitch Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 South Extension Road Mesa, Arizona	85210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 586-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

Effective February 7, 2005, P. Robert Moya has been appointed to the Duraswitch Board of Directors. Mr. Moya will serve as a Class 1 Director and will also serve on the Nominations and Corporate Governance Committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit(s)

99.1	Press release from Duraswitch Industries, Inc., dated February 7, 2005, “P. Robert Moya Named to Duraswitch Board of Directors”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURASWITCH INDUSTRIES, INC.

(Registrant)
Date: February 7, 2005
	By:	/s/ ROBERT J. BRILON

Robert J. Brilon President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal Executive, Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description:

99.1	Press release from Duraswitch Industries, Inc., dated February 7, 2005, “P. Robert Moya Named to Duraswitch Board of Directors”